UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2011

Zolon Corporation
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 30, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(312) 919-4447
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03                      Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

The Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Florida to change its name to “Quadrant 4 Systems Corporation.”  In connection with this name change, the Company applied for and was assigned a new CUSIP number and will submit the required information to the Financial Industry Regulatory Authority (FINRA) requesting a new trading symbol.  Authority for this action was pursuant to Board authorization.

SECTION 8 – OTHER EVENTS

Item 8.01                      Other Events.

The Company has undertaken steps to obtain a new trading symbol and this request is currently pending.  Trading will continue under the old symbol until issuance of a new trading symbol by FINRA.

ITEM 9.01:                   FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired – Not required;
(b)	Pro forma financial information – Not required;
(c)	Shell Company Transactions – Not required;
(d)	Exhibits – None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOLON CORPORATION

March 31, 2011	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer